Exhibit 99.1

FORM OF SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

M3-BRIGADE ACQUISITION II CORP.

[•], 202[•]

M3-Brigade Acquisition II Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.

The present name of the Corporation is “M3-Brigade Acquisition II Corp.” The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 16, 2020 under the name M3 Acquisition II Corp.

2.

This Second Amended and Restated Certificate of Incorporation of the Corporation (the “Restated Certificate”), which restates and integrates and also further amends the provisions of the Corporation’s Certificate of Incorporation, as amended and restated, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3.	This Restated Certificate shall become effective on the date and time of the filing with, and acceptance by, the Secretary of State of Delaware.

4.	The Certificate of Incorporation of the Corporation, as amended and restated, is hereby amended, integrated and restated to read in its entirety as follows:

ARTICLE I

NAME

The name of the corporation is Syniverse Technologies Corporation (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 1,210,000,000 shares, consisting of (a) 1,100,000,000 shares of common stock consisting of 1,100,000,000 shares of Class A common stock (the “Common Stock”) and (b) 110,000,000 shares of preferred stock (the “Preferred Stock”). Immediately upon the filing and effectiveness of this Restated Certificate (the “Effective Time”), automatically and without further action on the part of holders of capital stock of the Corporation, each share of Class B common stock, par value $0.0001, of the Corporation (“Old Class B Common Stock”) issued and outstanding as of immediately prior to the Effective Time shall be reclassified as, and be converted into, one validly issued, fully paid and non-assessable share of Common Stock. without any action on the part of any person, including the Corporation, and concurrently with such conversion the number of authorized shares of Old Class B Common Stock shall be reduced to zero. All stock certificates, if any, that represented shares of Old Class B Common Stock immediately prior to the Effective Time shall, from and after the Effective Time, represent the same number of shares of Common Stock until surrendered to the Corporation.

Section 4.2 Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock Voting.

(i) Except as otherwise required by law or this Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall each be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Restated Certificate (including any Preferred Stock Designation), holders of Common Stock, voting as a single class, shall have the exclusive right to vote on all matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Restated Certificate (including any Preferred Stock Designation), holders of shares of Common Stock shall not be entitled to vote on any amendment to this Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(iv) The number of authorized shares of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the

DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Restated Certificate (including any certificate of designation relating to any series of Preferred Stock).

(b) Dividends. Subject to applicable law and any other provision of this Restated Certificate (including any Preferred Stock Designation), the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Board Powers. Except as provided by the DGCL or this Restated Certificate, the business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Restated Certificate or the Bylaws of the Corporation (as amended and/or restated, the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) Subject to the Stockholders Agreement, dated [•], 202[•], by and among, inter alia, the Corporation, Carlyle Partners V Holdings, L.P., and Twilio (as it may be amended and/or restated, the “Stockholders Agreement”), the number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by the Board.

(b) Subject to Section 5.5 hereof, a director shall hold office until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(c) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof and the Stockholders Agreement, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 hereof and the Stockholders Agreement, any or all of the directors may be removed from office at any time by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock—Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Restated Certificate (including any Preferred Stock Designation). Notwithstanding Section 5.2(a) hereof, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 5.2(a) hereof, and the total number of directors constituting the whole Board shall be automatically adjusted accordingly. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

Section 5.6 Notice of Meeting; Quorum(a) .

(a) The procedures for providing notice of a meeting of the Board shall be set forth in the Bylaws, provided that any notice of a meeting of the Board shall be required to include in reasonable detail the matters to be considered at such meeting.

(b) At all meetings of the Board, the presence of directors entitled to cast a majority of the votes of the whole Board shall constitute a quorum for the transaction of business. For purposes of determining a quorum, (i) “whole Board” means the total number of directors constituting the Board, assuming no vacancies or newly created directorships, (ii) the Carlyle Directors (as defined below) present at such meeting shall be entitled to cast the number of votes provided below in Section 5.7, and

(iii) the Twilio Directors (as defined below) present at such meeting shall be entitled to cast the number of votes provided below in Section 5.7, provided that in no event shall there be a quorum for the transaction of business by the directors unless (x) as long as any director nominated by Twilio Inc. and its affiliates (the “Twilio Holders” and any such director, a “Twilio Director”) pursuant to the Stockholders Agreement is on the Board, at least one Twilio Director is present and (y) as long as any director nominated by Carlyle Partners V Holdings, L.P., a Delaware limited partnership, and its affiliates (the “Carlyle Holders” and any such director, a “Carlyle Director”) pursuant to the Stockholders Agreement is on the Board, at least one Carlyle Director is present. Notwithstanding the foregoing quorum requirement, in the event that a meeting of the Board is duly called and no Twilio Director or no Carlyle Director, as the case may be, is in attendance, then no such director shall be required to constitute a quorum at the next meeting of the Board duly called with notice provided to the Twilio Directors and the Carlyle Directors; provided, that not less than 5 days notice of such meeting shall be given and the matters to be considered at such successive duly called meeting shall be limited to those set forth in the notice for the original Board meeting.

Section 5.7 Director Voting.

(a) Except as set forth below in Section 5.7(b), each director shall be entitled to cast one (1) vote on each matter presented for a vote of directors.

(b)

(i) To the extent the number of Carlyle Directors present at a meeting of the Board at the time of any vote of the Board is less than the total number of directors the Carlyle Holders are entitled to nominate at such time pursuant to the Stockholders Agreement, each Carlyle Director present at the meeting at such time shall be entitled to cast a number of votes equal to (i) the total number of directors the Carlyle Holders are entitled to nominate at such time pursuant to the Stockholders Agreement divided by (ii) the actual number of Carlyle Directors present at the meeting at such time.

(ii) To the extent the number of Twilio Directors present at a meeting of the Board at the time of any vote of the Board is less than the total number of directors the Twilio Holders are entitled to nominate at such time pursuant to the Stockholders Agreement, each Twilio Director present at the meeting at such time shall be entitled to cast a number of votes equal to (i) the total number of directors the Twilio Holders are entitled to nominate at such time pursuant to the Stockholders Agreement divided by (ii) the actual number of Twilio Directors present at the meeting at such time.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders entitled to vote thereon; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII

MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Board (or an officer of the Corporation at the direction of the Board) pursuant to a resolution adopted by the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Consent. Except as may be otherwise provided for or fixed pursuant to this Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION AND ADVANCEMENT

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify, defend, advance expenses and hold harmless each person (as used in this Restated Certificate, “person” means any individual, corporation, partnership, unincorporated association or other entity) who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit, investigation, arbitration or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation to procure a judgment in its favor (each, a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees and disbursements, judgments, fines, ERISA excise taxes, damages, claims and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an Indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition (including by making any payment directly to the applicable third parties if requested by the indemnitee); provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses (which are, for the avoidance of doubt, indemnified proceedings and expenses), the Corporation shall indemnify and advance expenses to an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any Indemnitee by this Section 8.2 shall not be exclusive of any other rights that any Indemnitee may have or hereafter acquire under law, this Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 or by changes in law, or the adoption of any other provision of this Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision. If the DGCL is amended after the effectiveness of this Restated Certificate to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

(d) Any reference to an officer of the Corporation in this Article VIII shall be deemed to refer exclusively to the Chief Executive Officer, President, Chief Financial Officer, General Counsel and Secretary of the Corporation appointed pursuant to Article IV of the Bylaws, and to any Vice President, Assistant Secretary, Assistant Treasurer or other officer of the Corporation appointed by the Board pursuant to Article IV of the Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors or equivalent governing body of such other entity pursuant to the certificate of incorporation and bylaws or equivalent organizational documents of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, but not an officer thereof as described in the preceding sentence, has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be such an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, such an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article VIII.

(e) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Indemnitees.

ARTICLE IX

CORPORATE OPPORTUNITY

Section 9.1 (a) CIM, Twilio, M3-Brigade, any non-employee Director or any of their respective Affiliates, and any direct or indirect stockholder, member, manager, partner officer, director, employee or agent of CIM, Twilio, M3-Brigade, any non-employee Director or any of their respective Affiliates (the foregoing persons, collectively, the “Identified Persons” and, individually, an “Identified Person”) shall not, to the fullest extent permitted by law, have any duty to communicate or present an investment or business opportunity or prospective economic advantage to the Corporation or any of its subsidiaries in which the Corporation or one of its subsidiaries may, but for the provisions of this Section 9.1, have an interest or expectancy (“Corporate Opportunity”), (b) each Identified Person is permitted to have, and may presently or in the future have, investments or other business relationships with entities engaged in other, complementary or competing lines of business other than through the Corporation and its subsidiaries, (c) no Identified Person, to the fullest extent permitted by law, is prohibited by virtue of holding any capital stock of the Corporation or its service as a director (or similar position) of the Corporation of any of its subsidiaries from pursuing and engaging in any complementary or competing business and (d) no Identified Person (even if such person is also a director of the Corporation or any of its subsidiaries), to the fullest extent permitted by law, will be deemed to have breached any fiduciary or other duty or obligation to any stockholder of the Corporation or the Corporation or any of its subsidiaries by reason of the fact that any such Identified Person pursues or acquires a Corporate Opportunity for itself or its Affiliates or directs, sells, assigns or transfers such Corporate Opportunity to another person or does not communicate information regarding such Corporate Opportunity to the Corporation. The Corporation, on behalf of itself and its subsidiaries, renounces any interest in a Corporate Opportunity and any expectancy that a Corporate Opportunity will be offered to the Corporation; provided, however, that the Corporation does not renounce any interest or expectancy it may have in any Corporate Opportunity that is offered to an officer, whether or not such individual is also a director or officer of a stockholder of the Corporation, if such opportunity is expressly offered to such person in his or her capacity as an officer of the Corporation.

Section 9.2 For purposes of this Article IX,

(a) “Affiliate” shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person, provided that the Corporation and its subsidiaries shall not be deemed an Affiliate of any person other than the Corporation and its subsidiaries and only the Corporation and its subsidiaries shall be deemed to be an Affiliate of the Corporation and its subsidiaries.

(b) “CIM” means Carlyle Investment Management L.L.C.

(c) “Twilio” means Twilio Inc.

(d) “M3-Brigade” means M3-Brigade Sponsor II LP

Section 9.3 To the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE X

AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that in addition to any other vote required by law or this Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2⁄3%) of the voting power of the outstanding shares of capital stock entitled to vote thereon, voting together as a single class, shall be required to alter, amend or repeal any part of this Article X or Article XII.

ARTICLE XI

EXCLUSIVE FORUM FOR CERTAIN LAWSUITS; CONSENT TO JURISDICTION; STOCKHOLDERS CONSENT RIGHT

Section 11.1 (a) Subject to clause (b) immediately below, and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by the applicable law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its current or former directors, officers or employees or stockholders arising pursuant to any provision of the DGCL or this Restated Certificate or the Bylaws or (iv) any action asserting a claim against the Corporation, its current or former directors, officers or employees governed by the internal affairs doctrine.

(b) Notwithstanding the foregoing, (i) the provisions of this Section 11.1 will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any other claim for which the federal courts have exclusive jurisdiction and (ii) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

(c) If any action the subject matter of which is within the scope of Section 11.l(a) immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder (current, former or future), such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 11.l(a) above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder or such stockholder’s counsel in the Foreign Action as agent for such stockholder. If any action the subject matter of which is within the scope of Section 11.l(b)(ii) above is filed in a court other than a federal district court of the United States of America (a “Foreign Securities Act Action”) in the name of any stockholder (current, former or future), such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the federal district courts of the United States of America in connection with any action brought in any such court to enforce Section 11.l(b) above (a “Foreign Securities Act Enforcement Action”), and (y) having service of process made upon such stockholder in any such enforcement action by service upon such stockholder or such stockholder’s counsel in the Foreign Securities Act Enforcement Action as agent for such stockholder.

Section 11.2 Severability. If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Section 11.3 Deemed Notice. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation (including shares of capital stock of the Corporation) shall be deemed to have notice of and consented to this Article XI.

ARTICLE XII

SUPER MAJORITY VOTE REQUIREMENT

The Corporation shall not (x) adopt or enter into, or otherwise approve or effect, any plan of liquidation, dissolution or winding-up of the Corporation or file any voluntary petition for bankruptcy, receivership or similar proceeding or adopt or enter into, or otherwise approve or effect, a plan of reorganization or (y) enter into, agree to, adopt or otherwise effect any transaction or series of related transactions that would result in a Change of Control of the Corporation, in each case, without the prior affirmative vote of holders of at least sixty-six and two-thirds percent (66 2⁄3%) of the voting power of the outstanding shares of Common Stock, voting as a single class. For the purpose of this Article XII, “Change of Control” means, (i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes (directly or indirectly, in one transaction or a series of related transactions) the beneficial owner (as used in this Restated Certificate, “beneficial owner” and “beneficially own” have the meaning given such terms in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the outstanding voting securities of the Corporation, including pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, tender offer (including a self-tender offer), exchange offer, liquidation, dissolution or similar transaction, (ii) any reorganization, merger or consolidation of the Corporation, other than a transaction or series of related transactions in which the holders of the voting securities of the Corporation outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Corporation or such other surviving or resulting entity, or (iii) a sale, lease or other disposition of the assets or properties of the Corporation and its subsidiaries (whether in one transaction or a series of related transactions) representing fifty percent (50%) or more of the aggregate market value of the consolidated assets of the Corporation and its subsidiaries.

ARTICLE XIII

APPLICATION OF DGCL SECTION 203

Section 13.1 Section 203 of the DGCL. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

Section 13.2 Limitation on Business Combinations. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which any Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(b) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c) at or subsequent to that time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least sixty-six and two-thirds percent (66 2⁄3%) of the outstanding voting stock of the Corporation which that is not owned by the interested stockholder.

Section 13.3 Certain Definitions.

Solely for purposes of this Article XIII, references to:

(a) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 13.2 is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became an interested stockholder; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all stockholders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became an interested stockholder; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all stockholders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments); or

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder.

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i) through (iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(d) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the voting power of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e) “Exempted Person” means M-III Partners, LP, M3-Brigade Sponsor II LP, M3-Brigade Acquisition Partners II Corp., Brigade Capital Management, LP., Carlyle Partners V Holdings, L.P., and Twilio, and their respective current and future affiliates, any of their respective direct or indirect transferees which as a result of such transfer holds at least fifteen percent (15%) of the Corporation’s outstanding voting stock and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act.

(f) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (a) any Exempted Person, or (b) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that with respect to clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(g) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates: (1) beneficially owns such stock, directly or indirectly; or (2) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or (3) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(h) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(i) “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentages of the votes of such voting stock.

ARTICLE XIV

INTERPRETATION

To the extent permitted by applicable law (including the provisions of the DGCL), for as long as the Stockholders Agreement remains in effect, in the event of any conflict between the terms and provisions of this Second Amended and Restated Certificate of Incorporation and those contained in the Stockholders Agreement, the terms and provisions of the Stockholders Agreement shall govern and control.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

M3-BRIGADE ACQUISITION II CORP.

By:
Name:
Title: